UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2017

CORINDUS VASCULAR ROBOTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37406	EIN 30-0687898
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 Waverley Oaks Road, Suite 105

Waltham, MA 02452

United States

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (508) 653-3335

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

 On February 15, 2017, Corindus Vascular Robotics, Inc. (the “Company”) issued a press release entitled “Corindus Vascular Robotics Announces Strategic Distribution Partnership with MC Healthcare Group Granting Exclusive Rights to Distribute the CorPath® GRX System in Japan,” announcing the execution of a strategic distribution agreement with Japan Medicalnext Co. Ltd., a wholly-owned entity of MC Healthcare, Inc. (subsidiary of Mitsubishi Corporation) and prominent supplier of medical devices in Japan. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.

Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description

99.1	Press Release of Corindus Vascular Robotics, Inc. dated February 15, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORINDUS VASCULAR ROBOTICS, INC.

Dated: February 15, 2017	By:	/s/ David W. Long
	Name:	David W. Long
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Corindus Vascular Robotics, Inc. dated February 15, 2017.